Exhibit 23.1



              INDEPENDENT ACCOUNTANTS' CONSENT

The Board of Directors
Petroleum Helicopters, Inc.

      We consent to the use of our reports incorporated herein by reference.


                                   /s/ KPMG LLP
                                   -------------
                                       KPMG LLP



New Orleans, Louisiana
March 26, 1999